UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 26, 2022

KOPIN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Kopin Corporation (the “Company”) was held on May 26, 2022. The following matters were acted upon:

1. ELECTION OF DIRECTORS

John C.C. Fan, Scott L. Anchin, James K. Brewington, David E. Brook, Chi Chia Hsieh and Jill J. Avery were all elected to serve as directors of the Company each for a term expiring at the Company’s 2023 Annual Meeting and until their successors are duly elected and qualified. The results of the election of directors are below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John C.C. Fan	33,875,454	941,875	114,186	20,577,727
Scott L. Anchin	34,034,369	750,726	146,330	20,577,727
James K. Brewington	29,581,066	5,202,515	147,844	20,577,727
David E. Brook	26,083,246	8,700,538	147,641	20,577,727
Chi Chia Hsieh	17,584,837	17,168,462	178,126	20,577,727
Jill J. Avery	34,052,450	718,987	159,988	20,577,727

2. RATIFICATION OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN.

A proposal to ratify an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the 2020 Equity Incentive Plan from 5,500,000 to 10,000,000 was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,529,745	2,203,304	198,376	20,577,727

3. RATIFICATION OF APPOINTMENT OF RSM US LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

A proposal to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the current fiscal year was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
54,358,472	760,799	389,881	—

4. AN ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION.

An advisory vote to approve the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,034,245	2,608,227	288,953	20,577,727

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPIN CORPORATION

Dated: May 31, 2022	By:	/s/ Richard A. Sneider
Richard A. Sneider
Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)